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                                                                   EXHIBIT 11(a)



                                  CONSENT OF
                                  ----------
                             MAYER, BROWN & PLATT
                             --------------------


     We hereby consent to the reference to our firm under the caption "Counsel and Independent Accountants" in the statement of additional information comprising a part of Post-Effective Amendment No. 8 to the Form N-1A Registration Statement of Security Capital Real Estate Mutual Funds Incorporated, File Nos. 333-20649 and 811-8033.


                                          /s/ Mayer, Brown & Platt

                                          MAYER, BROWN & PLATT




Washington, D.C.
June 29, 1998